================================================================================


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 1997



                             ----------------------



                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


        DELAWARE                 333-28829                    9999
(State of organization)    (Commission File No.)   (Primary Standard Industrial
                                                    Classification Code Number)


                                 One Park Place
                              621 N.W. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535
   (Address and telephone number of Registrant's principal executive offices)



================================================================================

Item 5. OTHER EVENTS

Description of the Notes and the Receivables Pool

         On July 23, 1997 (the "Closing Date"), National Auto Finance 1997-1 Trust (the "97-1 Trust"), a Delaware business trust formed by National Financial Auto Funding Trust (the "Funding Trust" or the "Registrant") issued
$66,891,200 aggregate principal amount of Notes designated the National Auto Finance 1997-1 Trust 6.35% Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), pursuant to an Indenture, dated as of June 29, 1997, between the 97-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54. The 97-1 Trust may acquire certain additional Receivables on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated July 17, 1997 filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which agreements were filed as Exhibits to the Registration Statement.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits


Exhibit No.       Description
-----------       -----------

         1.1 Underwriting Agreement, dated as of July 23, 1997, among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and First Union Capital Markets Corp., as underwriter.

         4.1 Indenture, dated as of June 29, 1997, between Wilmington Trust Company, as owner trustee of the National Auto Finance 1997-1 Trust, and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent.

         4.2 Trust Agreement, dated as of July 21, 1997, between National Financial Auto Funding Trust and Wilmington Trust Company, as Trustee.

         4.3 Sale and Servicing Agreement, dated as of June 29, 1997, among National Financial Auto Funding Trust, as Seller, National Auto Finance 1997-1 Trust,

                  National Auto Finance Company, Inc., as Servicer, and Harris Trust and Savings Bank, as Trust Collateral and Backup Servicer.

         4.4 Note Guaranty Surety Bond, dated as of July 23, 1997 and delivered by Financial Security Assurance Inc.

         10.1 The Purchase and Contribution Agreement, dated as of June 29, 1997, between National Auto Finance Company, Inc. and National Financial Auto Funding Trust.

         10.2 The Sale Agreement, dated as of June 29, 1997, between National Financial Auto Funding Trust II and National Financial Auto Funding Trust.

         10.3 Indemnification Agreement, dated as of July 23, 1997, among Financial Security Assurance Inc., National Financial Auto Funding Trust and First Union Capital Markets Corp.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 26, 1997

                                        NATIONAL FINANCIAL AUTO FUNDING TRUST

                                        By:    /s/ Keith B. Stein
                                               ------------------------------
                                        Name:  Keith B. Stein
                                        Title: Secretary

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

         1.1 Underwriting Agreement, dated as of July 23, 1997, among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and First Union Capital Markets Corp., as underwriter.

         4.1 Indenture, dated as of June 29, 1997, between Wilmington Trust Company, as owner trustee of the National Auto Finance 1997-1 Trust, and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent.

         4.2 Trust Agreement, dated as of July 21, 1997, between National Financial Auto Funding Trust and Wilmington Trust Company, as Trustee.

         4.3 Sale and Servicing Agreement, dated as of June 29, 1997, among National Financial Auto Funding Trust, as Seller, National Auto Finance 1997-1 Trust, National Auto Finance Company, Inc., as Servicer, and Harris Trust and Savings Bank, as Trust Collateral and Backup Servicer.

         4.4 Note Guaranty Surety Bond, dated as of July 23, 1997 and delivered by Financial Security Assurance Inc.

         10.1 The Purchase and Contribution Agreement, dated as of June 29, 1997, between National Auto Finance Company, Inc. and National Financial Auto Funding Trust.

         10.2 The Sale Agreement, dated as of June 29, 1997, between National Financial Auto Funding Trust II and National Financial Auto Funding Trust.

         10.3 Indemnification Agreement, dated as of July 23, 1997, among Financial Security Assurance Inc., National Financial Auto Funding Trust and First Union Capital Markets Corp.